United States

Securities And Exchange Commission

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 14, 2005

Horizon Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana	46360

(Address of Principal Executive Offices)	(Zip Code)
(219) 879-0211

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 14, 2005, the Board of Directors of Horizon Bancorp (the “Company”), the parent company of Horizon Bank, N.A. (the “Bank”), appointed Daniel R. Buresh to the office of Assistant Treasurer and Assistant Chief Accounting Officer for the Company. In this position, Mr. Buresh will have full authority to act as the Treasurer and Chief Accounting Officer in the event of the absence or inability to act of the Company’s Chief Financial Officer.

Mr. Buresh, age 46, has served as Vice President and Chief Accounting Officer of the Bank since 1999.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 17, 2005
Horizon Bancorp
By:
James H. Foglesong, Chief Financial Officer